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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  May 28, 2003



                              EDGAR ONLINE, INC.
              (Exact name of registrant as specified in charter)



        DELAWARE                   0-26071                06-1447017
(State or Other                   (Commission            (I.R.S. Employer
Jurisdiction of incorporation)     File Number)           Identification No.)






                             50 Washington Street
                          Norwalk, Connecticut 06854
           (Address of principal executive offices, with zip code)

                                (203) 852-5666
(Registrant's telephone number, including area UNITED STATES code)
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Item 6. Resignations of Registrant's Directors.

On April 28, 2003, Bruce Bezpa resigned as a director of EDGAR Online, Inc.

Item 7. Financial Statements and Exhibits.

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 30, 2003                                    EDGAR Online, Inc.

                                                        /s/ Susan Strausberg
                                                        Susan Strausberg
                                                        Chief Executive Officer